Exhibit 10.38

SEVENTH AMENDMENT (2007-1) TO THE

PENSION PLAN FOR EMPLOYEES OF AMPHENOL CORPORATION
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2002

Pursuant to Section 12.1 of the Pension Plan for Employees of Amphenol Corporation as amended and restated effective January 1, 2002 (the “Plan”), the Plan is hereby amended, as of the dates set forth below, as follows:

1.                                       Effective January 1, 2007, Section 1.1(b) (Eligibility: January 1, 2007 Plan Freeze) is amended by substituting “accrue additional benefits under” for “resume participation in” in the second sentence thereof.

2.                                       Effective January 1, 2007, Section 4.1(c) (Plan Benefits: Accrued Benefit) is amended by inserting the following new subsection (iii):

(iii)                   Primary Social Security Retirement Benefit.  The Primary Social Security Retirement Benefit of a Non-Grandfathered Participant shall be determined as of December 31, 2006.

3.                                       Effective January 1, 2007, Section 13.4 (Employee Transfers) is restated in its entirety as follows:

13.4.                        Employee Transfers.

(a)                      General.  It is anticipated that an Employee may be transferred between Participating Employers, and in the event of any such transfer, the Employee involved will transfer any accumulated service and eligibility.  No such transfer will effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred will thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.  As provided in Section 4.1 and (b) below, a Participant in an hourly portion of the Plan who transfers to a salaried position on or after January 1, 2007 shall not accrue any benefit after such transfer date.

(b)                      Hourly to Salaried.  The Accrued Benefit of a Participant with an Annuity Starting Date on or after January 1, 2007 who transferred, prior to January 1, 2007, from an hourly portion of the Plan to an Eligible Class under a salaried portion of the Plan, shall, upon retirement, be calculated as follows:

(1)          Non-Grandfathered Participant. A Non-Grandfathered Participant’s Accrued Benefit shall be the sum of (x) his or her Accrued Benefit under the applicable hourly portion of the Plan (calculated based on Years of Accrual Service up to the date of transfer and the benefit formula in effect under the applicable hourly portion of the Plan as of his or her date of transfer), and (y) his or her Accrued Benefit under the applicable salaried portion of the Plan (calculated based on the sum of (i) his or her Accrued Benefit calculated based on Years of Accrual Service commencing upon the date of transfer through December 31, 2006 and the benefit formula in effect under the applicable salaried portion of the Plan as of December 31, 2006, and (ii) his or her Accrued Benefit calculated based on Years of Accrual Service up to the date of transfer and the difference between the rate of benefit in effect under the applicable hourly portion of the Plan as of December 31, 2006 and the rate of benefit in effect under the applicable hourly portion of the Plan as of his or her date of transfer).

(2)          Grandfathered Participant.  A Grandfathered Participant’s Accrued Benefit shall be the sum of (x) his or her Accrued Benefit under the applicable hourly portion of the Plan (calculated based on Years of Accrual Service up to the date of transfer and the benefit formula in effect under the applicable hourly portion of the Plan as of the date of transfer) and (y) his or her Accrued Benefit under the applicable salaried portion of the Plan (calculated based on the sum of (i) his or her Accrued Benefit calculated based on Years of Accrual Service commencing upon the date of transfer through his or her termination from service date and the benefit formula in effect under the applicable salaried portion of the Plan as of his or her termination from service date, and (ii) his or her Accrued Benefit calculated based on Years of Accrual Service up to the date of transfer and the difference between the rate of benefit in effect under the applicable hourly portion of the Plan as of his or her termination from service date and the rate of benefit in effect under the applicable hourly portion of the Plan as of his or her date of transfer).

4.                                       Effective August 31, 2007, the final paragraph of Section 16.23(a) and 16.23(b), Amphenol Salaried and Amphenol Hourly, Eligible Class, is amended in its entirety, to clarify that Houston/Midland Connector, Inc. and Steward Cable Repair Inc. are not Participating Employers, to read as follows:

Without limitation, Sine Systems Corporation, Amphenol T&M Antennas, Inc., Amphenol Printed Circuit, Inc., Amphenol Connex Corporation, Amphenol PCD, Inc., Amphenol Antel, Inc., Amphenol Optimize Manufacturing Company, Amphenol InterCon Systems, Inc., Fiber Systems International, Inc., SV Microwave Technologies, Inc., Amphenol Alden Products Company, Houston/Midland Connector, Inc. and Steward Cable Repair Inc. are not Participating Employers, Amphenol Aerospace Operations, Amphenol AssembleTech (Houston), Amphenol Phoenix Interconnect and Amphenol TCS are not participating divisions or locations of Amphenol Corporation, and Amphenol AssembleTech (Florida) and Amphenol Precision Cable Manufacturing are not participating divisions or locations of Amphenol Interconnect Products Company.

5.                                       Effective August 31, 2007, the final paragraph of Section (a) on the cover page to Exhibits A and B, Amphenol Salaried and Amphenol Hourly, Eligible Class, is amended in its entirety, to clarify that Houston/Midland Connector, Inc. and Steward Cable Repair Inc. are not Participating Employers, to read as follows:

Without limitation, Sine Systems Corporation, Amphenol T&M Antennas, Inc., Amphenol Printed Circuit, Inc., Amphenol Connex Corporation, Amphenol PCD, Inc., Amphenol Antel, Inc., Amphenol Optimize Manufacturing Company, Amphenol InterCon Systems, Inc., Fiber Systems International, Inc., SV Microwave Technologies, Inc., Amphenol Alden Products Company, Houston/Midland Connector, Inc. and Steward Cable Repair Inc. are not Participating Employers, Amphenol Aerospace Operations, Amphenol AssembleTech (Houston), Amphenol Phoenix Interconnect and Amphenol TCS are not participating divisions or locations of Amphenol Corporation, and Amphenol AssembleTech (Florida) and Amphenol Precision Cable Manufacturing are not participating divisions or locations of Amphenol Interconnect Products Company.

6.                                       Effective January 1, 2008, Section 4.1(c) of Exhibit A (Amphenol Salaried: Reduction for Qualified Pre-Retirement Survivor Annuity) is amended by inserting the following sentence at the end thereof:

Notwithstanding the above, with respect to Participants with an Annuity Starting on or after January 1, 2008, the amount of benefit determined under (a) above shall not be reduced for qualified pre-retirement survivor annuity coverage.

7.                                       Effective January 1, 2008, Section 4.1(b) of Exhibit B (Amphenol Hourly: Reduction for Qualified Pre-Retirement Survivor Annuity) is amended by inserting the following sentence at the end thereof:

Notwithstanding the above, with respect to a Participant whose (i) terms and conditions of employment are not governed by the terms of a collective bargaining agreement, and (ii) Annuity Starting Date is on or after January 1, 2008, the amount of benefit determined under (a) above shall not be reduced for qualified pre-retirement survivor annuity coverage.

8.                                       Effective January 1, 2006, Section 4.6(b) of Exhibit B (Amphenol Salaried: Non-Spectra Strip Pre-Retirement Surviving Spouse Benefit) is amended by deleting “and such Participant would have been eligible for an early retirement benefit had such Participant voluntarily retired hereunder on the date next preceding the day on which such Participant died” from the first sentence thereof.

9.                                       Effective January 1, 2008, Section 4.1(a)(1) of Exhibit H (Sidney Hourly: Accrued Benefit) is amended by (a) adding the following new subsection (i), (b) substituting the following subsection (ii) for the existing subsection (i), and (c) renumbering existing subsections (ii) — (ix) as subsections (iii) — (x).  As amended, the provision reads as follows:

                                                                                (i)            $34.00 for Participants terminating employment in the Eligible Class on or after January 1, 2008;

                                                                                (ii)           $30.00 for Participants terminating employment in the Eligible Class on or after January 1, 2005, but prior to January 1, 2008;

                                                                                (iii)          $26.50 for Participants terminating employment in the Eligible Class on or after January 1, 2002, but prior to January 1, 2005;

                                                                                (iv)          $23.50 for Participants terminating employment in the Eligible Class on or after January 1, 1999, but prior to January 1, 2002;

                                                                                (v)           $20.50 for Participants terminating employment in the Eligible Class on or after November 1, 1997 but prior to January 1, 1999;

                                                                                (vi)          $20.00 for Participants terminating employment in the Eligible Class on or after November 1, 1996 but prior to November 1, 1997;

                                                                                (vii)         $19.00 for Participants terminating employment in the Eligible Class subsequent to October 31, 1993 but prior to November 1, 1996;

                                                                                (viii)        $18.50 for Participants terminating employment in the Eligible Class subsequent to October 31, 1990 but prior to November 1, 1993;

                                                                                (ix)           $18.00 for Participants terminating employment in the Eligible Class subsequent to November 4, 1989 but prior to November 1, 1990; or

                                                                                (x)            $17.00 for Participants terminating employment in the Eligible Class subsequent to October 31, 1987 but prior to November 5, 1989.

AMPHENOL CORPORATION

DATED:	BY:
Jerome F. Monteith
Its: Vice President, Human Resources

AMPHENOL CORPORATION

SECRETARY’S CERTIFICATE

I, Edward C. Wetmore, hereby certify that I am the Secretary of Amphenol Corporation, a Delaware Corporation (the “Company”), and that attached hereto as “Exhibit A” is a true and complete copy of resolutions adopted by Unanimous Written Consent of the Pension Committee of the Board of Directors of the Company taken as of December     , 2007 and that said resolutions remain in full force and effect and have not been amended, revoked, or changed as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this certificate and set the seal of the Company as this                  day of December, 2007.

Edward C. Wetmore
Secretary

EXHIBIT A

AMPHENOL CORPORATION

Action by Written Consent of the Pension Committee

of the Board of Directors

The undersigned, being all of the members of the Pension Committee of the Board of Directors (the “Committee”) of Amphenol Corporation, a Delaware corporation (the “Company”) do hereby consent to the adoption of the following resolutions:

WHEREAS, the Company currently maintains a pension plan, namely the Pension Plan for Employees of Amphenol Corporation (the “Pension Plan”); and

WHEREAS, senior management of the Company and the legal advisors and actuaries for the Pension Plan have recommended the Seventh Amendment (2007-1) to the Pension Plan, generally effective January 1, 2007 (the “Amendment”), to:

1.               clarify certain provisions of the Sixth Amendment (2006-1) to the Pension Plan, generally effective January 1, 2007;

2.               reflect certain corporate changes (i.e. clarify that Houston/Midland Connector, Inc. and Steward Cable Repair Inc. are not Participating Employers under the Pension Plan);

3.               eliminate the charge for qualified pre-retirement survivor annuity coverage for the remaining portions of the salaried and non-union workforce to whom it applied; and

4.               update the Pension Plan to reflect certain collectively bargained changes in benefit levels.

NOW, THEREFORE, BE IT

RESOLVED, that the Committee hereby approves and adopts the Amendment to the Plan substantially in the form attached hereto as Attachment A;

RESOLVED, that Martin H. Loeffler, Edward C. Wetmore and Jerome F. Monteith and the appropriate employees of the Company be, and each of them hereby is, authorized, empowered and directed to take such action and to make, execute, deliver and file or cause to be made, executed, delivered or filed, such agreements, documents and notices, in the name and behalf of the Company and its subsidiaries, as they or any of them or as the legal and pension advisors of the Company may deem to be proper, necessary, desirable or appropriate to effectuate the Amendment and the purposes and intent of the foregoing resolution, to comply with the requirements of the Pension Plan and other matters approved by the foregoing resolution, or to carry out any of the transactions authorized by the foregoing resolution, the authority for the taking of such action and the making, execution, delivery or filing of such agreement, documents or notices to be conclusively evidenced thereby; and be it further

RESOLVED, that any and all actions heretofore taken by any officer or employee of the Company in connection with the foregoing resolutions or any matter contemplated by such resolutions be, and they hereby are ratified, confirmed and approved in all respects.

IN WITNESS WHEREOF, the undersigned, being all of the members of the Pension Committee of the Board of Directors of Amphenol Corporation have executed this Consent as of the       day of December, 2007.

Stanley L. Clark (Chairman)

Ronald P. Badie

Edward G. Jepsen

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